                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 30, 2004

                Date of Report (Date of earliest reported event)

                          QUICK-MED TECHNOLOGIES, INC.

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             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)

                                     0-27545

                            (Commission File Number)

                                   98-0204736

                        (IRS Employer Identification No.)

                  3427 SW 42nd Way, Gainesville, Florida 32608

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               (Address of principal executive offices) (Zip Code)

                                 (352) 379-0611

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               Registrant's telephone number, including area code

                                (Not Applicable)

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          (Former name or former address, if changed since last report)

ITEM 1.01 Entry into a Material Definitive Agreement

ITEM 3.02 Unregistered Sales of Equity Securities

On November 30, 2004, Quick-Med Technologies, Inc. (hereafter referred to as “we”, “us” or “our”) completed an agreement with Phronesis Partners, LP (“Phronesis”), a Delaware limited partnership, in which we sold 5,000,000 shares of our common stock to Phronesis for a per share price of $0.20, or an aggregate purchase price of $1,000,000 (“the Stock Purchase Agreement”).  On November 30, 2004, we received net proceeds (after disbursements of $120,000 for attorney’s fees, commissions to a registered broker-dealer, and other expenses) of $880,000 from the sale of the 5,000,000 shares to Phronesis.    In connection with the Stock Purchase Agreement, we also granted Phronesis certain warrants to purchase shares of our common at an exercise price equal to the quotient of $1,000,000 divided by the greater of: (i) $0.40 or (ii) 70% of the Average Market Price for the 5 consecutive trading days prior to the date on which the warrant is exercised.

In connection with the offer and sale of our securities to Phronesis, we relied upon the exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended, including Sections 4(2) and 4(6).

We believed that these exemptions were available because:

•

Phronesis is an Accredited Investor;

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The shares were acquired by Phronesis in a transaction or chain of transactions not involving any public offering; and

•

Our management had a pre-existing relationship with Phronesis prior to the date of the offer and sale of the shares to it.

In connection with the sale of our shares to Phronesis, we entered into the following agreements, which are summarized below:

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Stock Purchase Agreement;

•

Stockholders Agreement;

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Registration Rights Agreement;

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Warrant Agreement;

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Conversion Agreement; and

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Confidentiality Agreement

Additionally, Morgan Keegan & Company, Inc. acted as our placement agent regarding the transaction and was paid a placement agent fee of $70,000.

Stock Purchase Agreement

The Stock Purchase Agreement provides that Phronesis will purchase five Million (5,000,000) shares of our common stock at a per share price of $0.20, or an aggregate purchase price of $1 million ($1,000,000).

The Stock Purchase Agreement has various conditions to closing and other requirements including:

•

At or about the same date of closing, November 30, 2004,  Michael Granito (“Granito”), our Chairman of the Board, is required to convert at least $500,000 of the outstanding principal amount of the loans made by him to us into not less than 1,315,790 shares of our common stock at a conversion price of $0.38 per share.   On November 30, 2004, Granito converted $500,000 of the convertible into these shares.  As of the date of the filing of this Form 8-K, we remain indebted to Granito in the amount of $2,100,000 in principal and interest;

•

The agreement requires us to use the proceeds from the sale of the shares for working capital and to fund our proposed growth plans;

•

Contemporaneously with the execution of the Stock Purchase Agreement, we, Granito, and David Lerner (“Lerner”), who is our President, and Phronesis are required to execute a Stockholders Agreement and we and Granito are required to execute a Conversion Agreement;

•

We and Phronesis are required to execute various other agreements, including a Registration Rights Agreement; Warrant Agreement; and Confidentiality Agreement; and

•

We and Phronesis are required to make various representations and warranties customary to such agreements which are required to be correct and complete as of the closing date, except as may be set forth in a disclosure schedule which accompanies the agreement.

All of the foregoing conditions and other requirements to closing have been completed.

Stockholders Agreement

The Stockholders Agreement sets contractual limitations and conditions upon which Granito and  Lerner (referred to in the this agreement as the “Management Stockholders”) and Phronesis may sell their shares of our common stock that they hold, as set forth below.

Transfer Restrictions:

The Stockholders Agreement provides [unless otherwise specified in the agreement] that until the following conditions have been satisfied, Granito, Lerner and Phronesis may not sell their stock until our common stock is “Actively Publicly Traded”.  For purposes of the agreement, “Actively Publicly Traded” is defined as:

“The time upon which:  (a) our Adjusted Market Capitalization for the immediately preceding consecutive twelve (12) month period is equal to or greater than Fifty Million Dollars ($50,000,000); and (b) (i) our common stock were either listed on a national securities exchange, the Nasdaq Stock Market or quoted on the OTC Bulletin Board on each such trading day and ii) (A)  the Company shall have conducted a Public Offering that generated aggregate net proceeds to the Company and any Selling Stockholders of not less than $5,000,000 from the sale of our Common Stock therein (B) the average daily trading volume of our Common Stock during the 12-month period in which  our Common Stock was either listed on a national securities exchange,  the Nasdaq Stock Market or quoted on the OTC Bulletin Board, equaled or exceeded 0.50% of the average aggregate number of shares of our Common Stock outstanding during such period”.

Exceptions to Transfer:

Until such time as our common stock is Actively Publicly Traded, Phronesis, Granito, and Lerner will not transfer any shares of common stock, except as follows:

•

Phronesis may transfer any shares of common stock to Granito or Lerner or to any partners of Phronesis or any corporation, partnership, Limited Liability Company or other entity that is a direct or indirect subsidiary of Phronesis;

•

Granito or Lerner may transfer their shares of common stock at any time to their spouse or lineal descendants.

•

Lerner, Granito or Phronesis may transfer any their shares of common stock in a public offering to the public through a broker, dealer, or market maker in accordance with Rule 144, referred to in the agreement as a “Public Sale”, subject to applicable lock-ups or the applicable law provided, however, that (i) Block Transfers will be subject to certain tag-along rights set forth in the agreement and (ii) until the earlier to occur of the date upon which our common stock is Actively Publicly Traded or the expiration of five (5) years following the Closing Date, and so long as Phronesis owns at least 50% of the sum of  the total number of shares of common stock purchased by it plus the total number of shares of Common Stock purchased under the Warrant, neither Granito nor Lerner will sell shares in a Public Sale, during any  three (3) consecutive calendar month period, an aggregate number of shares of common stock in excess of 0.50% of the then outstanding common stock without the prior written consent of Phronesis.

Required Notices of Sale/Option to Buy/Drag-Along Sale:

If, at any time after the date of the agreement and prior to the time our common stock is Actively Publicly Traded, Granito, Lerner or Phronesis desires to sell any or all of their shares of common stock, then that person or entity will provide notice to the other stockholders who are parties to the Stockholders Agreement (referred to in the agreement as “Non-Selling Stockholders”), who will have the irrevocable and exclusive option to buy all, but not less than all of the offered securities for cash at the offer price.

In the event that Lerner, Granito, or Phronesis (referred to in the agreement as the “Selling Stockholders”) hold ten percent (10%) or more of our then outstanding common stock and any of them proposes to sell for cash or any other consideration shares of our common stock to any person or group of persons, such Selling Stockholder will promptly notify each other Non-Selling Stockholder (who is a party to the Stockholders Agreement)  in writing of such proposed sale.  If within fifteen (15) days after the receipt of the notice by the Non-Selling Stockholder, the Selling Stockholder receives a written request to include shares of common stock held by one or more Non-Selling Stockholder in the Proposed Sale, the Non-Selling Stockholder’s shares will be included on a pro rata basis, so long as the Non-Selling Stockholder’s securities are eligible for resale under an exemption from registration.  Further, the Selling Stockholder will not be permitted to complete such proposed sale unless the shares of such Non-Selling Stockholder are included in such transfer.

In the event that at any time prior to the date upon which our shares of common stock are Actively Publicly Traded, there is a sale, lease, transfer, conveyance or other disposition (including, without limitation, any merger or consolidation), in a single transaction, of all or substantially all of our equity interests or assets and subsidiaries taken as a whole, which is approved by our Board of Directors, we may require Lerner, Granito or Phronesis to participate in such a transaction.  We will provide written notice of such a “Drag-Along Sale” and the identity of the proposed purchaser in such a sale.  Lerner, Granito, and Phronesis each must sell to such Proposed Purchaser all shares of common stock held by them.   Granito, Lerner, or Phronesis will not have dissenter’s rights  regarding the completion of any such sale.

Preemptive Rights

For so long as shares of common stock are not Actively Publicly Traded, we will not, after the date of the agreement, issue any: (a) of our capital stock; (b) securities convertible or exchangeable for our capital stock; or (c) options, warrants, or rights carrying any rights to purchase our capital stock (the securities of which are described collectively in the agreement as “Participation Securities”) without offering to Granito, Lerner, or Phronesis the right to purchase or subscribe for up to that number of additional Participation Securities (referred to in the agreement as a “Pro Rata Share”) according to the formula provided for in the agreement.

Phronesis Right to Designate Director

For so long as Phronesis owns an aggregate number of our common shares equal to at least 90% of our common stock purchased by it under the Stock Purchase Agreement, Phronesis will have the right to designate James E. Wiggins, Phronesis’ general partner, Cheryl Turnbull or another individual designated by Phronesis, to serve as a member of our Board of Directors.  We have the right to approve the Phronesis designated director; however, our approval may not unreasonably withheld, delayed or conditioned.

Phronesis Right to Designate Board of Directors and Committees Observer

In addition to the Phronesis designated director rights, for so long as Phronesis shall own an aggregate number of shares of Common Stock equal to at least 10% of the shares of our Common Stock purchased pursuant to the Stock Agreement, Phronesis will have the right to designate an observer, without voting rights, who will be entitled to attend and participate in all meetings of our Board of Directors, and any Board committees.  Any such Phronesis Observer will be entitled to notice of all meetings of our Board of Directors and any Board committees and to information provided to any director.  The Phronesis Observer will be authorized to receive reimbursement from us for reasonable out-of-pocket expenses incurred in connection with attendance at Board of Director or committee meetings; provided however, that (i) in no event will that expense amount exceed Five Thousand Dollars ($5,000) per fiscal year, and (ii) we will not be obligated to reimburse the Phronesis Observer for any expenses related to any Board of Directors meeting that occurs at a time when a Phronesis Director is a member of our Board of Directors.

Registration Rights Agreement

Demand Registration Rights

The Registration Rights Agreement provides that at any time prior to the third anniversary of the date of this agreement, Granito, Lerner,  and Phronesis may request two (2) Demand Registrations under the Securities Act of 1933 of all or any portion of  their  Registrable Securities on Form S-3 or any similar short-form registration.  The aggregate offering value of the Registrable Securities requested to be registered in any Demand Registration must equal at least $5,000,000.  Additionally, we  will only have an obligation to effect a Demand Registration if all of the following conditions are satisfied as of the date such Demand Registration request is made:

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The Registrant is then eligible to utilize a registration statement on Form S-3;

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Shares of our common stock are then listed on the Nasdaq Stock Market; and

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We have an aggregate market capitalization in excess of $50,000,000 as of the demand registration date.

Piggyback Registration Rights

a. Priority on Primary Registrations.

If a Piggyback Registration is an underwritten primary registration on our behalf, and the managing underwriters advise us in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to us, we will include in such registration (i) first, the securities we propose to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder, and (iii) third, other securities requested to be included in such registration.  Notwithstanding the foregoing, if a Piggyback Registration is an underwritten offering and the managing underwriters advise us in writing that in their opinion the number of Registrable Securities held by the Management Stockholders requested to be included in such offering would adversely affect the marketability of the offering, we will be entitled to exclude from such offering the Registrable Securities held by such Management Stockholders.

b. Priority on Secondary Registrations.

If a Piggyback Registration is an underwritten secondary registration on behalf of holders of our securities, and the managing underwriters advise us in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, we are required to include in such a registration: (a)) first, the securities requested to be included by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of any such securities on the basis of the number of securities requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration. Notwithstanding the foregoing, if a Piggyback Registration is an underwritten secondary offering and the managing underwriters advise us in writing that in their opinion the number of Registrable Securities held by the Granito or Lerner requested to be included in such offering would adversely affect the marketability of the offering, we will be entitled to exclude from such offering the Registrable Securities held by Granito or Lerner

c.Selection of Underwriters

Our Board of Directors will select the investment banker(s), underwriter(s) and manager(s) to administer the offering, which investment banker(s), underwriter(s) and manager(s) will be subject to the prior approval of the holders of a majority of the Registrable Securities to be included in such offering.

d.Termination or Withdrawal of Registration.

We will have the right to terminate or withdraw any registration initiated by us under Section 3 of the agreement prior to the effectiveness of such registration, whether or not any holder of Registrable Securities has elected to include Registrable Securities in such registration.

e. Other Registrations

If we have previously filed a registration statement with respect to Registrable Securities, in accordance with the Registration Rights Agreement, and if such previous registration has not been withdrawn or abandoned, we will not file or cause to be effected any other registration of any of our equity securities or securities convertible or exchangeable into or exercisable for our equity securities under the Securities Act (except on (i) Form S-8 or any successor form, or (ii) Form S-4, any successor form or any other proper form of registration statement relating to a transaction described in Rule 145 under the Securities Act), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

Warrant Agreement

The Warrant Agreement provides that at any time from the date of the Warrant Agreement (November 30, 2004) and ending on February 5, 2005, which is identified in the Warrant Agreement as the “exercise period”, Phronesis may purchase from us a number of fully paid and non-assessable shares of common stock equal to the quotient of $1,000,000 divided by the exercise price then in effect.  The exercise Warrant Share will be equal to the greater of: (i) $0.40 or (ii) 70% of the Average Market Price for the 5 consecutive trading days prior to the date on which the warrant is exercised.  The warrant may be exercised in whole or in part.   The number of shares issuable upon exercise of the warrant is subject to adjustment for certain actions by us such as stock dividends, subdivisions, sales of assets, stock splits, reorganizations, combinations and other matters which would dilute our common stock.  The warrant may also be transferred by Phronesis in whole or in part to another party.

Conversion Agreement

The Conversion Agreement, entered into by and among Granito, Phronesis, and us provides that upon exercise of the Warrant, Granito will convert certain indebtedness owed by us to Granito into shares of our common stock in an amount equal to the aggregate number of Warrant Shares then being acquired by Phronesis or its assignee multiplied by $0.38 per shares.  On or about November 30, 2004, Granito converted $500,000 of indebtedness into 1,315,790  shares of our common stock.

Confidentiality and Nondisclosure Agreement

The Confidentiality Agreement provides that we desire to keep certain information provided to Phronesis and/or its designee confidential.  Confidential information is defined as “financial and other information regarding us or our business that we reasonably deem to be confidential or which, under the circumstances surrounding such disclosure, Phronesis  is advised in writing or has a reasonable basis to believe that the same ought to be treated as confidential”.

In this agreement, Phronesis acknowledges and understands that because of its designee’s attendance at our Board of Directors meetings, such designee may be deemed an “Insider”;  as such, Phronesis agrees that such party will comply in all material risks with our insider trading policy as well as all federal and state securities laws and regulations applicable to the trading in our securities.  This agreement further provides that for a period of three (3) years following the date of the disclosure, such person will keep confidential the confidential information and will not disclose any confidential information to third parties, without our prior written approval. Additionally, Phronesis, its agents and employees may only disclose Confidential Information to its employees, consultants or representatives after we approve such disclosure in writing and in which Phronesis, its agents and employees ensures us that: (i) its employees, consultants, or representatives have been informed of the confidentiality of the information disclosed, and (ii) the employees, consultants, and representatives have executed or will execute appropriate written confidentiality agreements with us to enable us to comply with all the provisions of this agreement and such other agreements we  request.

This agreement also provides that all confidential information is and will remain our property and that by disclosing the information to Phronesis, we do not grant any express or implied right any of our patents, copyrights, trademarks, trade secrets information or any other form of intellectual property.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired

Not applicable

(b) Pro forma financial information

Not applicable

(c)      Exhibits

Exhibit

Number                              Description

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10.1     Stock Purchase Agreement

10.2     Stockholders Agreement

10.3     Registration Rights Agreement.

10.4     Warrant Agreement

10.5     Conversion Agreement

10.6     Confidentiality Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quick-Med Technologies, Inc.

Dated: December 3, 2004

/s/ David Lerner

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David Lerner, President